Form N-CSR Item 12(c) Exhibit

Dear Eaton Vance Fund Shareholder:
This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund (NYSE: EOI) with important information concerning the distribution declared in October 2009. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the October distribution. It is not determinative of the tax character of the Fund’s distributions for the 2009 calendar year.
The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Distribution Period: October 2009
Distribution Amount per Common Share: $0.137
The following table sets forth an estimate of the sources of the Fund’s October distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.
Eaton Vance Enhanced Equity Income Fund

			Cumulative Distributions	% of the Cumulative
	Current	% of Current	for the Fiscal Year-to-	Distributions for the Fiscal
Source	Distribution	Distribution	Date[1]	Year to Date[1]

Net Investment Income	$0.007	5.1%	$0.007	5.1%

Net Realized Short-Term Capital Gains	$0.000	0.0%	$0.000	0.0%

Net Realized Long-Term Capital Gains	$0.000	0.0%	$0.000	0.0%

Return of Capital or Other Capital Source(s)	$0.130	94.9%	$0.130	94.9%

Total per common share	$0.137	100.0%	$0.137	100.0%

[1]	The Fund’s fiscal year is October 1, 2009 to September 30, 2010

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the period from inception through September 30, 2009[1]	3.05%
Annualized current distribution rate expressed as a percentage of NAV as of September 30, 2009[2]	12.22%
Cumulative total return at NAV for the fiscal year through September 30, 2009[3]	-6.20%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of September 30, 2009[4]	12.22%

[1]	Average annual total return at NAV represents the simple arithmetic average of the annual NAV total returns of the Fund for the period from inception (10/29/2004) through September 30, 2009.

[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of September 30, 2009.

[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to September 30, 2009 including distributions paid and assuming reinvestment of those distributions.

[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to September 30, 2009 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of September 30, 2009.
If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-800-262-1122. Our associates are available to assist you Monday-Friday 8:00 a.m. to 6:00 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2009 calendar year.
NO ACTION IS REQUIRED ON YOUR PART.
Eaton Vance Enhanced Equity Income Fund
October 30, 2009

Dear Eaton Vance Fund Shareholder:
This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund (NYSE: EOI) with important information concerning the distribution declared in November 2009. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the November distribution. It is not determinative of the tax character of the Fund’s distributions for the 2009 calendar year.
The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Distribution Period: November 2009
Distribution Amount per Common Share: $0.137
The following table sets forth an estimate of the sources of the Fund’s November distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.
Eaton Vance Enhanced Equity Income Fund

			Cumulative Distributions	% of the Cumulative
	Current	% of Current	for the Fiscal Year-to-	Distributions for the Fiscal
Source	Distribution	Distribution	Date[1]	Year to Date[1]

Net Investment Income	$0.007	5.3%	$0.014	5.2%

Net Realized Short-Term Capital Gains	$0.000	0.0%	$0.000	0.0%

Net Realized Long-Term Capital Gains	$0.000	0.0%	$0.000	0.0%

Return of Capital or Other Capital Source(s)	$0.130	94.7%	$0.260	94.8%

Total per common share	$0.137	100.0%	$0.274	100.0%

[1]	The Fund’s fiscal year is October 1, 2009 to September 30, 2010

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on October 31, 2009[1]	2.67%
Annualized current distribution rate expressed as a percentage of NAV as of October 31, 2009[2]	12.56%
Cumulative total return at NAV for the fiscal year through October 31, 2009[3]	-1.66%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of October 31, 2009[4]	1.05%

[1]	Average annual total return at NAV represents the simple arithmetic average of the annual NAV total returns of the Fund for the 5-year period ended on October 31, 2009.

[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of October 31, 2009.

[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to October 31, 2009 including distributions paid and assuming reinvestment of those distributions.

[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to October 31, 2009 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of October 31, 2009.
If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-800-262-1122. Our associates are available to assist you Monday-Friday 8:00 a.m. to 6:00 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2009 calendar year.
NO ACTION IS REQUIRED ON YOUR PART.
Eaton Vance Enhanced Equity Income Fund
November 30, 2009

Dear Eaton Vance Fund Shareholder:
This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund (NYSE: EOI) with important information concerning the distribution declared in December 2009. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the December distribution. It is not determinative of the tax character of the Fund’s distributions for the 2009 calendar year.
The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Distribution Period: December 2009
Distribution Amount per Common Share: $0.137
The following table sets forth an estimate of the sources of the Fund’s December distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.
Eaton Vance Enhanced Equity Income Fund

			Cumulative Distributions	% of the Cumulative
	Current	% of Current	for the Fiscal Year-to-	Distributions for the Fiscal
Source	Distribution	Distribution	Date[1]	Year to Date[1]

Net Investment Income	$0.006	4.6%	$0.021	5.0%

Net Realized Short-Term Capital Gains	$0.000	0.0%	$0.000	0.0%

Net Realized Long-Term Capital Gains	$0.000	0.0%	$0.000	0.0%

Return of Capital or Other Capital Source(s)	$0.131	95.4%	$0.390	95.0%

Total per common share	$0.137	100.0%	$0.411	100.0%

[1]	The Fund’s fiscal year is October 1, 2009 to September 30, 2010

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on November 30, 2009[1]	3.06%
Annualized current distribution rate expressed as a percentage of NAV as of November 30, 2009[2]	12.03%
Cumulative total return at NAV for the fiscal year through November 30, 2009[3]	3.73%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of November 30, 2009[4]	2.00%

[1]	Average annual total return at NAV represents the simple arithmetic average of the annual NAV total returns of the Fund for the 5-year period ended on November 30, 2009.

[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of November 30, 2009.

[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to November 30, 2009 including distributions paid and assuming reinvestment of those distributions.

[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to November 30, 2009 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of November 30, 2009.
If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-800-262-1122. Our associates are available to assist you Monday-Friday 8:00 a.m. to 6:00 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2009 calendar year.
NO ACTION IS REQUIRED ON YOUR PART.
Eaton Vance Enhanced Equity Income Fund
December 31, 2009

Dear Eaton Vance Fund Shareholder:
This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund (NYSE: EOI) with important information concerning the distribution declared in January 2010. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the January distribution. It is not determinative of the tax character of the Fund’s distributions for the 2010 calendar year.
The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Distribution Period: January 2010
Distribution Amount per Common Share: $0.1164
The following table sets forth an estimate of the sources of the Fund’s January distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.
Eaton Vance Enhanced Equity Income Fund

			Cumulative Distributions	% of the Cumulative
	Current	% of Current	for the Fiscal Year-to-	Distributions for the Fiscal
Source	Distribution	Distribution	Date[1]	Year to Date[1]

Net Investment Income	$0.0069	5.9%	$0.0274	5.2%

Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%

Net Realized Long-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%

Return of Capital or Other Capital Source(s)	$0.1095	94.1%	$0.5000	94.8%

Total per common share	$0.1164	100.0%	$0.5274	100.0%

[1]	The Fund’s fiscal year is October 1, 2009 to September 30, 2010

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on December 31, 2009[1]	3.14%
Annualized current distribution rate expressed as a percentage of NAV as of December 31, 2009[2]	11.96%
Cumulative total return at NAV for the fiscal year through December 31, 2009[3]	5.38%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of December 31, 2009[4]	2.99%

[1]	Average annual total return at NAV represents the simple arithmetic average of the annual NAV total returns of the Fund for the 5-year period ended on December 31, 2009.

[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of December 31, 2009.

[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to December 31, 2009 including distributions paid and assuming reinvestment of those distributions.

[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to December 31, 2009 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of December 31, 2009.
If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-800-262-1122. Our associates are available to assist you Monday-Friday 8:00 a.m. to 6:00 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2010 calendar year.
NO ACTION IS REQUIRED ON YOUR PART
Eaton Vance Enhanced Equity Income Fund
January 29, 2010

Dear Eaton Vance Fund Shareholder:
This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund (NYSE: EOI) with important information concerning the distribution declared in February 2010. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the February distribution. It is not determinative of the tax character of the Fund’s distributions for the 2010 calendar year.
The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Distribution Period: February 2010
Distribution Amount per Common Share: $0.1164
The following table sets forth an estimate of the sources of the Fund’s February distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.
Eaton Vance Enhanced Equity Income Fund

			Cumulative Distributions	% of the Cumulative
	Current	% of Current	for the Fiscal Year-to-	Distributions for the Fiscal
Source	Distribution	Distribution	Date[1]	Year to Date[1]

Net Investment Income	$0.0061	5.2%	$0.0335	5.2%

Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%

Net Realized Long-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%

Return of Capital or Other Capital Source(s)	$0.1103	94.8%	$0.6103	94.8%

Total per common share	$0.1164	100.0%	$0.6438	100.0%

[1]	The Fund’s fiscal year is October 1, 2009 to September 30, 2010

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on January 31, 2010[1]	2.65%
Annualized current distribution rate expressed as a percentage of NAV as of January 31, 2010[2]	10.56%
Cumulative total return at NAV for the fiscal year through January 31, 2010[3]	2.31%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of January 31, 2010[4]	3.99%

[1]	Average annual total return at NAV represents the simple arithmetic average of the annual NAV total returns of the Fund for the 5-year period ended on January 31, 2010.

[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of January 31, 2010.

[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to January 31, 2010 including distributions paid and assuming reinvestment of those distributions.

[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to January 31, 2010 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of January 31, 2010.
If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-800-262-1122. Our associates are available to assist you Monday-Friday 8:00 a.m. to 6:00 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2010 calendar year.
NO ACTION IS REQUIRED ON YOUR PART.
Eaton Vance Enhanced Equity Income Fund
February 26, 2010

Dear Eaton Vance Fund Shareholder:
This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund (NYSE: EOI) with important information concerning the distribution declared in March 2010. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the March distribution. It is not determinative of the tax character of the Fund’s distributions for the 2010 calendar year.
The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Distribution Period: March 2010
Distribution Amount per Common Share: $0.1164
The following table sets forth an estimate of the sources of the Fund’s March distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.
Eaton Vance Enhanced Equity Income Fund

			Cumulative Distributions	% of the Cumulative
	Current	% of Current	for the Fiscal Year-to-	Distributions for the Fiscal
Source	Distribution	Distribution	Date[1]	Year-to-Date[1]

Net Investment Income	$0.0076	6.5%	$0.0411	5.4%

Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%

Net Realized Long-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%

Return of Capital or Other Capital Source(s)	$0.1088	93.5%	$0.7191	94.6%

Total per common share	$0.1164	100.0%	$0.7602	100.0%

[1]	The Fund’s fiscal year is October 1, 2009 to September 30, 2010
IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or

‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on February 28, 2010[1]	3.12%
Annualized current distribution rate expressed as a percentage of NAV as of February 28, 2010[2]	10.33%
Cumulative total return at NAV for the fiscal year through February 28, 2010[3]	5.45%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of February 28, 2010[4]	4.76%

[1]	Average annual total return at NAV represents the simple arithmetic average of the annual NAV total returns of the Fund for the 5-year period ended on February 28, 2010.

[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of February 28, 2010.

[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to February 28, 2010 including distributions paid and assuming reinvestment of those distributions.

[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to February 28, 2010 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of February 28, 2010.
If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-800-262-1122. Our associates are available to assist you Monday-Friday 8:00 a.m. to 6:00 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2010 calendar year.
NO ACTION IS REQUIRED ON YOUR PART.
Eaton Vance Enhanced Equity Income Fund
March 31, 2010